                Annual Report


                                  GEORGIA
                                  TAX-FREE
                                  BOND FUND

                              ------------------------
                                  FEBRUARY 28, 1997
                              ------------------------

                     [LOGO OF T. ROWE PRICE APPEARS HERE]

  REPORT HIGHLIGHTS
  ------------------------------------------------------------------------------
 . Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

 . The state's economy remained buoyant, and government finances were generally in good shape.

 . The Georgia Tax-Free Bond Fund's 6- and 12-month returns of 4.70% and 5.15%, respectively, exceeded its Lipper peer group average for both periods.

 . To enhance performance, we continued to focus on general obligation bonds and to balance high-coupon bonds with noncallable and discount issues.

 . With the economy showing ongoing strength and the Federal Reserve indicating a bias toward tighter monetary policy, our outlook is somewhat cautious for the coming months.

FELLOW SHAREHOLDERS

The municipal bond market and your fund generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year and ended slightly higher than where they started at the end of last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

   MARKET ENVIRONMENT

        Much of the movement in interest rates last year reflected the market's anticipation of action or inaction by the Federal Reserve. Your fund's fiscal year began with interest rates rising due to signs of stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November, as it became evident that the economy was slowing and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as the economy showed renewed strength and investors once again anticipated possible tightening by the Federal Reserve.

        In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling at virtually the same level as a year ago. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and

        ------------------------
        GEORGIA BOND YIELD INDEX
        ------------------------

             [LINE GRAPH OF GEORGIA BOND YIELD INDEX APPEARS HERE]

        Source: T. Rowe Price Associates

        5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. One-year note rates traded within a 70-basis point range during the year, ending at 3.70% compared with 3.25% a year ago.

GEORGIA'S ECONOMY REMAINED AMONG THE STRONGEST IN THE NATION ...

        Georgia's economy remained among the strongest in the nation in 1996. Nonfarm employment grew by 2.8% compared with 2.0% for the nation, and the state's December unemployment rate was 4.3%, below the national level. Job growth and a construction boom helped personal income achieve a strong year-over-year growth of 8.2% through last year's third quarter. Overall, growth has been centered in the trade, transportation, and services sectors. Although a significant amount of activity was related to last summer's Olympic games, recent employment and tax receipt data indicate that Georgia's economy remains buoyant. Expansion of the airport and transit systems along with construction of athletic facilities should benefit the area over the longer term. For the coming year, we expect a more modest pace, as the positive impact of continuing business and population growth should be only partly offset by bank consolidations and slower construction activity.

        State and local government finances remain in generally good shape. A continuing challenge for Georgia's state and local governments is the funding for education and other needs associated with above-average growth. A number of school systems are considering adopting a 1% sales tax dedicated to capital spending authorized by a recent law. New issue volume in Georgia in 1996 was even with that of 1995, continuing to level off after the sharp declines that followed 1993's record total. Large bond issuers last year included the state and the Atlanta airport.

   PERFORMANCE REVIEW

        The municipal market in Georgia regained strength in the six months ended February 28, following a lackluster first half of the fiscal year. After a dip during the year, the fund's share price ended the year exactly where it began ($10.44), so 12-month returns were driven by the portfolio's income component. For the prior 6- and 12-month periods, your fund continued to outperform its peer group average, with the longer-term return of 5.15% substantially exceeding the peer group average of 4.54%, as shown in the table.

----------------------
PERFORMANCE COMPARISON
------------------------------------------------

Periods Ended 2/28/97       6 Months   12 Months
------------------------------------------------
Georgia Tax-Free
Bond Fund                      4.70%       5.15%
------------------------------------------------
Lipper Georgia Municipal
Debt Funds Average             4.63        4.54
------------------------------------------------

        We are pleased to report that your fund ranked second among 21 Georgia municipal bond funds based on total return for the three-year period ended February 28, 1997, according to Lipper Analytical Services. (For the one-year period, the fund ranked ninth among 30 funds, and for the period since its inception on 3/31/93 it has ranked second among nine funds. Of course, there is no assurance past trends will continue.)

   STRATEGY

        We maintained a market neutral posture during most of the past six months, with effective duration varying between 7.5 and 8 years. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of seven years tells you that the fund's price would fall or rise about 7% in response to a one percentage point increase or decrease in interest rate levels.) The 7.8-year duration at the close of the fiscal year was slightly above the 7.5-year level of six months ago. To offset this modest increase in the fund's interest rate sensitivity, we shortened the average effective maturity of the portfolio to 16 years from 16.5 years six months ago and 16.9 years a year ago by altering the mix of callable bonds. In addition, a significant bond position was prerefunded to an earlier maturity date. The net effect of these changes provided better price performance while allowing us to preserve income.

        As in prior periods, we emphasized two approaches to enhance the fund's total return. First, we focused on general obligations and other local tax-supported debt, since Georgia's economy remained strong. Second, we continued to balance high-coupon, premium-priced bonds that bolster income with a sizable commitment to noncallable and discount bonds that offer more favorable and predictable price performance.

        We expect the Georgia municipal market to maintain its present strength, and we will continue to look for opportunities in the new issue and secondary markets to further diversify the fund's holdings and credit exposure.

   OUTLOOK

        The economy is in its sixth year of expansion, and while it has exhibited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

        We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. This was not the case in 1994, when the Fed was forced to move aggressively.

        Overall, we are cautious on interest rates but do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.

        Respectfully submitted,


        /s/ Mary J. Miller

        Mary J. Miller
        President


        /s/ Hugh D. McGuirk

        Hugh D. McGuirk
        Chairman of the Investment Advisory Committee

        March 20, 1997

--------------------------------------------------------------------------------

 Hugh D. McGuirk has assumed day-to-day responsibility for management of the Georgia Tax-Free Bond Fund as chairman of the fund's Investment Advisory Committee. With previous experience in the municipal finance area of a brokerage firm, Mr. McGuirk joined T. Rowe Price's municipal bond department in 1993 and has worked closely with Mary Miller as a member of the fund's Investment Advisory Committee for the past three years. Ms. Miller, who is the director of the municipal bond department, remains on the fund's Investment Advisory Committee.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
-------------------------------------------------------------------------------


        KEY STATISTICS
                                                                8/31/96       2/28/97
        --------------------------------------------------------------------------------
        Price Per Share                                          $10.22        $10.44
        --------------------------------------------------------------------------------

        Dividends Per Share +
        --------------------------------------------------------------------------------
             For 6 months                                          0.26          0.26
             ---------------------------------------------------------------------------
             For 12 months                                         0.52          0.52
             ---------------------------------------------------------------------------

        Dividend Yield *
        --------------------------------------------------------------------------------
             For 6 months                                          5.08%         5.04%
             ---------------------------------------------------------------------------
             For 12 months                                         5.13          5.13
             ---------------------------------------------------------------------------

        Weighted Average Maturity (years)                          16.5          16.0
        --------------------------------------------------------------------------------

        Weighted Average Effective Duration (years)                 7.5           7.8
        --------------------------------------------------------------------------------

        Weighted Average Quality **                                  AA           AA-
        --------------------------------------------------------------------------------

        + Taxability of dividends: 100% of the dividends paid for the 12 months ended 2/28/97 were exempt from federal and Georgia income taxes.

        * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

        ** Based on T. Rowe Price research.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------


        SECTOR DIVERSIFICATION
                                                          Percent of         Percent of
                                                          Net Assets         Net Assets
                                                             8/31/96            2/28/97
        ================================================================================
        General Obligation - Local                              15%                22%
        --------------------------------------------------------------------------------
        Nuclear Revenue                                         12                 13
        --------------------------------------------------------------------------------
        Hospital Revenue                                         6                 10
        --------------------------------------------------------------------------------
        Housing Finance Revenue                                 11                  9
        --------------------------------------------------------------------------------
        Water and Sewer Revenue                                  9                  8
        --------------------------------------------------------------------------------
        Prerefunded Bonds                                        4                  8
        --------------------------------------------------------------------------------
        Dedicated Tax Revenue                                    9                  6
        --------------------------------------------------------------------------------
        Industrial and Pollution Control Revenue                 6                  6
        --------------------------------------------------------------------------------
        Escrowed to Maturity                                     5                  4
        --------------------------------------------------------------------------------
        General Obligation - State                               5                  4
        --------------------------------------------------------------------------------
        Lease Revenue                                            6                  3
        --------------------------------------------------------------------------------
        All Others                                              10                  7
        --------------------------------------------------------------------------------
        Other Assets Less Liabilities                            2                  -
        ================================================================================
        Total                                                  100%               100%

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


----------------------
Performance Comparison
--------------------------------------------------------------------------------

        This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

        GEORGIA TAX-FREE BOND FUND
        ------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Georgia Tax-Free     Lehman Municipal    Lipper Georgia Municipal
                  Bond Fund            Bond Index           Debt Funds Average
               ----------------     ----------------    ------------------------
3/31/93            $10,000              $10,000                  $10,000
2/28/97             12,793               12,732                   12,468

------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

        This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                               Since   Inception
        Periods Ended 2/28/97             1 Year  3 Years  Inception        Date
        ------------------------------------------------------------------------
        Georgia Tax-Free Bond Fund         5.15%    5.66%      6.49%     3/31/93
        ------------------------------------------------------------------------

        Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Georgia Tax-free Bond Fund
--------------------------------------------------------------------------------


--------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  Year                                  3/31/93
                                 Ended                                       to
                               2/28/97       2/29/96       2/28/95      2/28/94
NET ASSET VALUE
Beginning of period            $ 10.44       $  9.93       $ 10.37      $ 10.00
                               ----------------------------------------------------
Investment activities
  Net investment income           0.52*         0.52*         0.51*        0.43*
  Net realized and
  unrealized gain (loss)             -          0.51         (0.39)        0.41
                               ----------------------------------------------------
  Total from
  investment activities           0.52          1.03          0.12         0.84
                               ----------------------------------------------------
Distributions
  Net investment income          (0.52)        (0.52)        (0.51)       (0.43)
  Net realized gain                  -             -         (0.05)       (0.04)
                               ----------------------------------------------------
  Total distributions            (0.52)        (0.52)        (0.56)       (0.47)
                               ----------------------------------------------------
NET ASSET VALUE
End of period                  $ 10.44       $ 10.44       $  9.93      $ 10.37
                               ====================================================


Ratios/Supplemental Data

Total return                     5.15%*       10.62%*        1.42%*       8.45%*
-----------------------------------------------------------------------------------
Ratio of expenses to
average net assets               0.65%*        0.65%*        0.65%*       0.65%*+
-----------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                       5.01%*        5.09%*        5.26%*       4.48%*+
-----------------------------------------------------------------------------------
Portfolio turnover rate          71.1%         71.5%        170.2%       154.8%+
-----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $38,726       $32,500       $23,338      $22,614
-----------------------------------------------------------------------------------

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
+ Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 1997

-----------------------
Statement of Net Assets                                                 Par         Value
---------------------------------------------------------------------------------------------
                                                                          In thousands
   GEORGIA  96.0%
   Atlanta, Airport Fac., 6.50%, 1/1/13 (FGIC Insured) *            $      500   $      531
   ------------------------------------------------------------------------------------------
   Atlanta and Fulton Counties Recreation Auth., Downtown Arena
           5.375%, 12/1/26 (MBIA Insured)                                  250          239
   ------------------------------------------------------------------------------------------
   Barrow County School Dist., GO
           5.40%, 2/1/10 (MBIA Insured)                                  1,000        1,010
   ------------------------------------------------------------------------------------------
   Burke County Dev. Auth., PCR
      Georgia Power
         VRDN (Currently 3.45%)                                          1,800        1,800
         ------------------------------------------------------------------------------------
         VRDN (Currently 3.55%)                                            200          200
      ---------------------------------------------------------------------------------------
      Oglethorpe Power, 7.80%, 1/1/08 (MBIA Insured)                       560          654
   ------------------------------------------------------------------------------------------
   Cartersville Dev. Auth., PCR, Anheuser Busch, 6.75%, 2/1/12 *         1,000        1,082
   ------------------------------------------------------------------------------------------
   Chatham County Hosp. Auth., Memorial Medical Center
         5.25%, 1/1/16 (AMBAC Insured)                                   1,000          955
   ------------------------------------------------------------------------------------------
   Chatham County School Dist., GO
         6.25%, 8/1/16 (Prerefunded 8/1/03+)                               625          692
         ------------------------------------------------------------------------------------
         6.75%, 8/1/18 (MBIA Insured)
         (Prerefunded 8/1/03+)                                             750          853
   ------------------------------------------------------------------------------------------
   Clarke County Hosp. Auth., Athens Regional Medical Center
         5.00%, 1/1/22 (MBIA Insured)                                      845          770
   ------------------------------------------------------------------------------------------
   Cobb County, GO
         5.125%, 1/1/15                                                  1,000          971
         ------------------------------------------------------------------------------------
         5.125%, 1/1/17                                                    500          481
   ------------------------------------------------------------------------------------------
   Coffee County Hosp. Auth., Coffee Regional Medical Center
         6.25%, 12/1/06                                                    500          488
   ------------------------------------------------------------------------------------------
   Coweta County Residential Care Fac. for the Elderly Auth.
      Wesley Woods of Newnan-Peachtree City
         8.25%, 10/1/26                                                    500          506
   ------------------------------------------------------------------------------------------
   Dalton Dev. Auth., Hamilton Health Care System
         5.50%, 8/15/26 (MBIA Insured)                                   1,000          988
   ------------------------------------------------------------------------------------------
   DeKalb County Dev. Auth., Emory Univ., 6.00%, 10/1/14                   550          573
   ------------------------------------------------------------------------------------------
   Fulton County Dev. Auth., PCR, Special Fac., Delta Airlines
         6.95%, 11/1/12                                                    500          535
   ------------------------------------------------------------------------------------------
   Fulton County Housing Auth., Single Family
         6.55%, 3/1/18 (GNMA Guaranteed) *                                 185          189
   ------------------------------------------------------------------------------------------
   Fulton County School Dist., GO, 6.375%, 5/1/17                          700          780
   ------------------------------------------------------------------------------------------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                                           Par      Value
------------------------------------------------------------------------------------------
                                                                          In thousands
   Fulton County Water and Sewage
       6.25%, 1/1/09 (FGIC Insured)                                     $1,000     $1,106
       -----------------------------------------------------------------------------------
       6.375%, 1/1/14 (FGIC Insured)                                       500        560
   ---------------------------------------------------------------------------------------
   Gainesville and Hall Counties Hosp. Auth.
     Northeast Georgia Health Care
       6.00%, 10/1/25 (MBIA Insured)                                       475        485
   ---------------------------------------------------------------------------------------
   Gainesville Water and Sewage, 6.00%, 11/15/12 (FGIC Insured)          1,000      1,082
   ---------------------------------------------------------------------------------------
   Georgia, GO
       6.30%, 3/1/08                                                     1,000      1,119
       -----------------------------------------------------------------------------------
       6.50%, 4/1/09                                                       450        511
   ---------------------------------------------------------------------------------------
   Georgia Housing and Fin. Auth.
     Home Ownership Program, 6.60%, 6/1/25 *                               250        258
     -------------------------------------------------------------------------------------
     Single Family Mortgage
       6.05%, 12/1/16 *                                                    500        502
       -----------------------------------------------------------------------------------
       6.125%, 12/1/15                                                     500        511
       -----------------------------------------------------------------------------------
       6.65%, 12/1/20 *                                                    480        497
       -----------------------------------------------------------------------------------
       6.50%, 12/1/17 (FHA Guaranteed) *                                 1,000      1,027
       -----------------------------------------------------------------------------------
       6.60%, 12/1/23 (FHA Guaranteed) *                                   450        464
   ---------------------------------------------------------------------------------------
   Georgia Municipal Gas Auth., Southern Storage Gas Project
       6.00%, 7/1/04                                                       500        536
   ---------------------------------------------------------------------------------------
   Hall County School Dist., GO
       6.30%, 12/1/07 (AMBAC Insured)                                    1,000      1,098
   ---------------------------------------------------------------------------------------
   Jackson County School Dist., GO
       6.00%, 7/1/14 (MBIA Insured)                                      1,000      1,042
   ---------------------------------------------------------------------------------------
   Liberty County Hosp. Auth., RAC
       5.25%, 8/1/21 (MBIA Insured)                                        180        169
   ---------------------------------------------------------------------------------------
   Metropolitan Atlanta Rapid Transit Auth.
     Sales Tax
       7.00%, 7/1/11 (Escrowed to Maturity)                                825        955
       -----------------------------------------------------------------------------------
       6.25%, 7/1/20 (AMBAC Insured)                                       500        547
       -----------------------------------------------------------------------------------
       6.90%, 7/1/20 (MBIA Insured)
       (Prerefunded 7/1/04+)                                             1,300      1,503
       -----------------------------------------------------------------------------------
       7.00%, 7/1/11 (MBIA Insured)
       (Escrowed to Maturity)                                              635        740
   ---------------------------------------------------------------------------------------
   Milledgeville, Water and Sewer, 6.00%, 12/1/21 (FSA Insured)            500        529
   ---------------------------------------------------------------------------------------
   Monroe County Dev. Auth., PCR, Gulf Power Co.
       VRDN (Currently 3.55%)                                              100        100
   ---------------------------------------------------------------------------------------

10

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                                    Par     Value
------------------------------------------------------------------------------------
                                                                   In thousands


Municipal Electric Auth. of Georgia
       7.25%, 1/1/24 (AMBAC Insured)                            $ 1,000   $ 1,234
       -----------------------------------------------------------------------------
       6.25%, 1/1/12 (FGIC Insured)                               1,000     1,100
   ---------------------------------------------------------------------------------
   Paulding County School Dist., GO
       6.00%, 2/1/13 (MBIA Insured)                               1,000     1,079
   ---------------------------------------------------------------------------------
   Peach County School Dist., GO
       6.40%, 2/1/19 (MBIA Insured)                                 500       542
       -----------------------------------------------------------------------------
       6.50%, 2/1/07 (MBIA Insured)                                 300       337
   ---------------------------------------------------------------------------------
   Rockdale County Dev. Auth., Solid Waste Disposal, Visy
    Paper
       7.40%, 1/1/16 *                                              495       512
   ---------------------------------------------------------------------------------
   Rockdale County School Dist., GO, 6.50%, 1/1/09                1,000     1,095
   ---------------------------------------------------------------------------------
   Savannah Economic Dev. Auth., Union Camp, 6.15%, 3/1/17          500       529
   ---------------------------------------------------------------------------------
   Smyrna Downtown Dev. Auth., 6.70%, 2/1/20 (MBIA Insured)       1,000     1,108
   ---------------------------------------------------------------------------------
   Total Georgia (Cost $35,661)                                            37,174
                                                                         -----------

   PUERTO RICO  4.2%

   Puerto Rico Highway and Transportation Auth.
       6.625%, 7/1/12 (FSA Insured)                               1,000     1,097
   ---------------------------------------------------------------------------------
   Puerto Rico Infrastructure Fin. Auth., 7.50%, 7/1/09             500       531
   ---------------------------------------------------------------------------------
   Total Puerto Rico (Cost $ 1,558)                                         1,628
                                                                         -----------

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands


Total Investments in Securities
100.2% of Net Assets (Cost $37,219)                                  $  38,802

Other Assets Less Liabilities                                              (76)
                                                                     -----------

NET ASSETS                                                           $  38,726
                                                                     ===========
Net Assets Consist of:

Accumulated net investment income - net of distributions             $       1

Accumulated net realized gain/loss - net of distributions                 (997)

Net unrealized gain (loss)                                               1,583

Paid-in-capital applicable to 3,708,575 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized                                             38,139
                                                                     -----------

NET ASSETS                                                           $  38,726
                                                                     ===========

NET ASSET VALUE PER SHARE                                            $   10.44
                                                                     ===========




    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  RAC  Revenue Anticipation Certificate
 VRDN  Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                          Year
                                                                         Ended
                                                                       2/28/97
Investment Income
Interest income                                                      $   1,959
                                                                     -----------
Expenses
 Custody and accounting                                                     92
 Shareholder servicing                                                      52
 Investment management                                                      41
 Prospectus and shareholder reports                                         13
 Legal and audit                                                            10
 Registration                                                                7
 Trustees                                                                    5
 Miscellaneous                                                               5
                                                                     -----------
 Total expenses                                                            225
                                                                     -----------
Net investment income                                                    1,734
                                                                     -----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                                156
 Futures                                                                    14
                                                                     -----------
 Net realized gain (loss)                                                  170
                                                                     -----------
Change in net unrealized gain or loss
 Securities                                                               (106)
 Futures                                                                     7
                                                                     -----------
 Change in net unrealized gain or loss                                     (99)
                                                                     -----------
Net realized and unrealized gain (loss)                                     71
                                                                     -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $   1,805
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                                Year
                                                               Ended
                                                             2/28/97   2/29/96
 Increase (Decrease) in Net Assets
 Operations
  Net investment income                                     $  1,734   $ 1,404
  Net realized gain (loss)                                       170       252
  Change in net unrealized gain or loss                          (99)    1,095
                                                            --------------------
  Increase (decrease) in net assets from
   operations                                                  1,805     2,751
                                                            --------------------
 Distributions to shareholders
  Net investment income                                       (1,734)   (1,404)
                                                            --------------------
 Capital share transactions*
  Shares sold                                                 10,973    11,855
  Distributions reinvested                                     1,312     1,059
  Shares redeemed                                             (6,130)   (5,099)
                                                            --------------------
  Increase (decrease) in net assets from capital
  share transactions                                           6,155     7,815
                                                            --------------------
 Net Assets
 Increase (decrease) during period                             6,226     9,162
 Beginning of period                                          32,500    23,338
                                                            --------------------
 End of period                                              $ 38,726   $32,500
                                                            ====================
*Share information
  Shares sold                                                  1,066     1,159
  Distributions reinvested                                       127       104
  Shares redeemed                                               (597)     (500)
                                                            --------------------
  Increase (decrease) in shares outstanding                      596       763




The accompanying notes are an integral part of these financial statements.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 1997

-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

   T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

   Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

   Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

   Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

   Purchases and sales of portfolio securities, other than short-term securities, aggregated $30,653,000 and $23,570,000, respectively, for the year ended February 28, 1997.

NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

   income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $955,000, which expires in 2003. Capital loss carryforwards utilized in fiscal 1997 amounted to $123,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

   In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.
   -----------------------------------------------------------------------------

   Undistributed net investment income                          $         -
   Undistributed net realized gain                                   (1,000)
   Paid-in-capital                                                    1,000

   At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $37,219,000, and net unrealized gain aggregated $1,583,000, of which $1,602,000 related to appreciated investments and $19,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

   The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,000 was payable at February 28, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

   declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $108,000 of management fees were not accrued by the fund for the year ended February 28, 1997, and $108,000 remains unaccrued from the prior period.

   In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $106,000 for the year ended February 28, 1997, of which $10,000 was payable at period-end.




During fiscal year 1996, Coopers & Lybrand L.L.P. succeeded Price Waterhouse LLP as independent accountants for the Georgia Tax-Free Bond Fund, a decision that was approved by the fund's Board of Directors. During the two fiscal years preceding the change, the fund received unqualified opinions and had no disagreements with Price Waterhouse LLP or reportable events that caused the change.

T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------



---------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of
T. Rowe Price Georgia Tax-Free Bond Fund

   We have audited the accompanying statement of net assets of T.Rowe Price Georgia Tax-Free Bond Fund (one of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1997, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding periods presented were audited by other auditors, whose report, dated March 17, 1995, expressed an unqualified opinion thereon.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Georgia Tax-Free Bond Fund as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

   COOPERS & LYBRAND L.L.P.
   Baltimore, Maryland
   March 19, 1997

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

   Investment Services And Information

        KNOWLEDGEABLE SERVICE REPRESENTATIVES

        By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

        In Person  Available in T. Rowe Price Investor Centers.

        ACCOUNT SERVICES

        Checking  Available on most fixed income funds ($500 minimum).

        Automatic Investing  From your bank account or paycheck.

        Automatic Withdrawal  Scheduled, automatic redemptions.

        Distribution Options  Reinvest all, some, or none of your distributions.

        Automated 24-Hour Services  Including Tele*Access/(R)/ and
        T. Rowe Price OnLine.

        DISCOUNT BROKERAGE*

        Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

        INVESTMENT INFORMATION

        Combined Statement  Overview of your T. Rowe Price accounts.

        Shareholder Reports Fund managers' reviews of their strategies and results.

        T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

        Performance Update  Quarterly review of all T. Rowe Price fund results.

        Insights Educational reports on investment strategies and financial markets.

        Investment Guides Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.



        *A division of T. Rowe Price Investment Services, Inc.  Member
         NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS                  BOND FUNDS
--------------               --------------------------
Domestic                     Domestic Taxable                         International/Global
Balanced                     Corporate Income                         Global Government Bond
Blue Chip Growth             GNMA                                     Emerging Markets Bond
Capital Appreciation         High Yield                               International Bond
Capital Opportunity          New Income
Dividend Growth              Short-Term Bond                          MONEY MARKET FUNDS
                                                                      --------------------------
Equity Income                Short-Term U.S. Government               Taxable
Equity Index                 Spectrum Income                          Prime Reserve
Financial Services           Summit GNMA                              Summit Cash Reserves
Growth & Income              Summit Limited-Term Bond                 U.S. Treasury Money
Growth Stock                 U.S. Treasury Intermediate
Health Sciences              U.S. Treasury Long-Term                  Tax-Free
Mid-Cap Growth                                                        California Tax-Free Money
Mid-Cap Value                Domestic Tax-free                        New York Tax-Free Money
New America Growth           California Tax-Free Bond                 Summit Municipal
New Era                      Florida Insured                          Money Market
New Horizons*                Intermediate Tax-Free                    Tax-Exempt Money
OTC**                        Georgia Tax-Free Bond
Science & Technology         Maryland Short-Term                      BLENDED ASSET FUNDS
Small-Cap Value*             Tax-Free Bond                            --------------------------
Spectrum Growth              Maryland Tax-Free Bond                   Personal Strategy Income
Value                        New Jersey Tax-Free Bond                 Personal Strategy Balanced
                             New York Tax-Free Bond                   Personal Strategy Growth
International/Global         Summit Municipal Income
                             Summit Municipal Intermediate            T. ROWE PRICE NO-LOAD
Emerging Markets Stock       Tax-Free High Yield                      VARIABLE ANNUITY
European Stock               Tax-Free Income                          --------------------------
Global Stock                 Tax-Free Insured                         Equity Income Portfolio
International Discovery      Intermediate Bond                        International Stock Portfolio
International Stock          Tax-Free Short-Intermediate              Limited-Term Bond Portfolio
Japan                        Virginia Short-Term                      Mid-Cap Growth Portfolio
Latin America                Tax-Free Bond                            New America Growth Portfolio
New Asia                     Virginia Tax-Free Bond                   Personal Strategy Balanced Portfolio
Spectrum International                                                Prime Reserve Portfolio



* Closed to new investors.
**Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

 Discount Brokerage
 A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


        This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities -- stocks, bonds, options, and others -- at considerable commission savings. We also provide a wide range of services, including:

        Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

        Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

        Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.



*Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access/(R)/:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Georgia Tax-Free
Bond Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor  RPRTGAB  2/28/97